EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), of a Registration Statement on Form S-3 with the United States Securities and Exchange Commission (the “SEC”) during December 2024 or January 2025 to register an indeterminate amount of certain classes of securities of the Company (which classes of securities may include, but not be limited to, unsecured senior debt securities, unsecured subordinated debt securities, common stock, preferred stock, common stock purchase contracts, common stock purchase units, warrants, depositary shares and/or units, in each case of the Company), the undersigned director of the Company hereby constitutes and appoints Ann D. Janssen and Michael P. Donaldson, and each of them (with full power to each of them to act alone), as the undersigned’s true and lawful attorney-in-fact and agent, for and on behalf of the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file such Registration Statement on Form S-3 with the SEC, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set her hand on December 7, 2024.

/s/ Janet F. Clark
Janet F. Clark

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), of a Registration Statement on Form S-3 with the United States Securities and Exchange Commission (the “SEC”) during December 2024 or January 2025 to register an indeterminate amount of certain classes of securities of the Company (which classes of securities may include, but not be limited to, unsecured senior debt securities, unsecured subordinated debt securities, common stock, preferred stock, common stock purchase contracts, common stock purchase units, warrants, depositary shares and/or units, in each case of the Company), the undersigned director of the Company hereby constitutes and appoints Ann D. Janssen and Michael P. Donaldson, and each of them (with full power to each of them to act alone), as the undersigned’s true and lawful attorney-in-fact and agent, for and on behalf of the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file such Registration Statement on Form S-3 with the SEC, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand on December 9, 2024.

/s/ Charles R. Crisp
Charles R. Crisp

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), of a Registration Statement on Form S-3 with the United States Securities and Exchange Commission (the “SEC”) during December 2024 or January 2025 to register an indeterminate amount of certain classes of securities of the Company (which classes of securities may include, but not be limited to, unsecured senior debt securities, unsecured subordinated debt securities, common stock, preferred stock, common stock purchase contracts, common stock purchase units, warrants, depositary shares and/or units, in each case of the Company), the undersigned director of the Company hereby constitutes and appoints Ann D. Janssen and Michael P. Donaldson, and each of them (with full power to each of them to act alone), as the undersigned’s true and lawful attorney-in-fact and agent, for and on behalf of the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file such Registration Statement on Form S-3 with the SEC, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand on December 4, 2024.

/s/ Robert P. Daniels
Robert P. Daniels

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), of a Registration Statement on Form S-3 with the United States Securities and Exchange Commission (the “SEC”) during December 2024 or January 2025 to register an indeterminate amount of certain classes of securities of the Company (which classes of securities may include, but not be limited to, unsecured senior debt securities, unsecured subordinated debt securities, common stock, preferred stock, common stock purchase contracts, common stock purchase units, warrants, depositary shares and/or units, in each case of the Company), the undersigned director of the Company hereby constitutes and appoints Ann D. Janssen and Michael P. Donaldson, and each of them (with full power to each of them to act alone), as the undersigned’s true and lawful attorney-in-fact and agent, for and on behalf of the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file such Registration Statement on Form S-3 with the SEC, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set her hand on December 9, 2024.

/s/ Lynn A. Dugle
Lynn A. Dugle

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), of a Registration Statement on Form S-3 with the United States Securities and Exchange Commission (the “SEC”) during December 2024 or January 2025 to register an indeterminate amount of certain classes of securities of the Company (which classes of securities may include, but not be limited to, unsecured senior debt securities, unsecured subordinated debt securities, common stock, preferred stock, common stock purchase contracts, common stock purchase units, warrants, depositary shares and/or units, in each case of the Company), the undersigned director of the Company hereby constitutes and appoints Ann D. Janssen and Michael P. Donaldson, and each of them (with full power to each of them to act alone), as the undersigned’s true and lawful attorney-in-fact and agent, for and on behalf of the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file such Registration Statement on Form S-3 with the SEC, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand on December 9, 2024.

/s/ C. Christopher Gaut
C. Christopher Gaut

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), of a Registration Statement on Form S-3 with the United States Securities and Exchange Commission (the “SEC”) during December 2024 or January 2025 to register an indeterminate amount of certain classes of securities of the Company (which classes of securities may include, but not be limited to, unsecured senior debt securities, unsecured subordinated debt securities, common stock, preferred stock, common stock purchase contracts, common stock purchase units, warrants, depositary shares and/or units, in each case of the Company), the undersigned director of the Company hereby constitutes and appoints Ann D. Janssen and Michael P. Donaldson, and each of them (with full power to each of them to act alone), as the undersigned’s true and lawful attorney-in-fact and agent, for and on behalf of the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file such Registration Statement on Form S-3 with the SEC, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand on December 9, 2024.

/s/ Donald F. Textor
Donald F. Textor

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), of a Registration Statement on Form S-3 with the United States Securities and Exchange Commission (the “SEC”) during December 2024 or January 2025 to register an indeterminate amount of certain classes of securities of the Company (which classes of securities may include, but not be limited to, unsecured senior debt securities, unsecured subordinated debt securities, common stock, preferred stock, common stock purchase contracts, common stock purchase units, warrants, depositary shares and/or units, in each case of the Company), the undersigned director of the Company hereby constitutes and appoints Ann D. Janssen and Michael P. Donaldson, and each of them (with full power to each of them to act alone), as the undersigned’s true and lawful attorney-in-fact and agent, for and on behalf of the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file such Registration Statement on Form S-3 with the SEC, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand on December 4, 2024.

/s/ Michael T. Kerr
Michael T. Kerr

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that, in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), of a Registration Statement on Form S-3 with the United States Securities and Exchange Commission (the “SEC”) during December 2024 or January 2025 to register an indeterminate amount of certain classes of securities of the Company (which classes of securities may include, but not be limited to, unsecured senior debt securities, unsecured subordinated debt securities, common stock, preferred stock, common stock purchase contracts, common stock purchase units, warrants, depositary shares and/or units, in each case of the Company), the undersigned director of the Company hereby constitutes and appoints Ann D. Janssen and Michael P. Donaldson, and each of them (with full power to each of them to act alone), as the undersigned’s true and lawful attorney-in-fact and agent, for and on behalf of the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file such Registration Statement on Form S-3 with the SEC, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set her hand on December 9, 2024.

/s/ Julie J. Robertson
Julie J. Robertson